UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):  July 18, 2003

                     SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.
             (Exact Name of Registrant as Specified in its Charter)

                                 Cayman Islands
                 (State or Other Jurisdiction of Incorporation)

        0-29788                                             N/A
(Commission File Number)                             (I.R.S. Employer
                                                   Identification Number)

                                 (441) 295-4451
              (Registrant's Telephone Number, Including Area Code)

           P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road                    N/A
          Hamilton HM08, Bermuda                             (Zip Code)
(Address of Principal Executive Offices)



          (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure.

     On July 18, 2003, Scottish Annuity & Life Holdings, Ltd. issued a press release announcing the pricing of its offering of 8,000,000 ordinary shares. A copy of the press release is filed as Exhibit 99.1 hereto.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.


                                  By:  /s/ Paul Goldean
                                       --------------------------------------
                                       Paul Goldean
                                       Senior Vice President and General Counsel


Dated:  July 18, 2003

                                INDEX TO EXHIBITS

Number   Description
------   -----------

99.1 Press Release issued by Scottish Annuity & Life Holdings, Ltd. on July 18, 2003, filed herewith.